SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 6, 2000

                            AMERADA HESS CORPORATION
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               (Exact name of Registrant as Specified in Charter)

      DELAWARE                      No. 1-1204                 No. 13-4921002
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


   1185 Avenue Of the Americas
       New York, New York                                          10036
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 997-8500
                                                    --------------

                                       N/A
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events

On November 6, 2000, Goldman Sachs International announced, on behalf of Amerada Hess Corporation (the "Company"), a recommended offer for the entire issued share capital of LASMO plc, a public company incorporated under the laws of England and Wales. Incorporated herein by reference is the text of the Company's Long Form Press Release dated November 6, 2000 (the "Long Form Press Release")(other than the second and third bullet points set forth in the fourth paragraph of Section 3 and the second and third sentences of the second paragraph of Section 6, each of which contains a reference to "probable reserves" and is being furnished under Item 9), which Long Form Press Release is attached hereto as Exhibit 99.1. Also incorporated herein by reference is the text of the Company's short form press release dated November 6, 2000 (the "Short Form Press Release") (other than the second and third bullet points set forth in the fourth paragraph under the heading "Background to and reasons for the offer" and the second and third sentences of the second paragraph under the heading "Information relating to Amerada Hess", each of which contains a reference to "probable reserves" and is being furnished under Item 9), which Short Form Press Release is attached hereto as Exhibit 99.2.

Item 9.  Regulation FD Disclosure

Pursuant to Regulation FD, the Company hereby furnishes the second and third bullet points set forth in the fourth paragraph of Section 3 of the Long Form Press Release and the second and third sentences of the second paragraph of
Section 6 of the Long Form Press Release. The Company also hereby furnishes the second and third bullet points set forth in the fourth paragraph under the heading "Background to and reasons for the offer" of the Short Form Press Release and the second and third sentences of the second paragraph under the heading "Information relating to Amerada Hess" of the Short Form Press Release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

99.1 Long Form Press Release dated November 6, 2000.

99.2 Short Form Press Release dated November 6, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERADA HESS CORPORATION



Date: November 6, 2000                     By:  /s/John Y. Schreyer
                                                --------------------
                                           Name:  John Y. Schreyer
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                          Description

99.1                                 Long Form Press Release dated November 6,
                                     2000

99.2                                 Short Form Press Release dated November 6,
                                     2000.